UMB SCOUT FUNDS

                         Supplement dated June 1, 2003,
                                 to the combined
  Prospectus and Statement of Additional Information dated October 31, 2002, for the
                                 UMB Scout Funds

This Supplement updates certain information contained in the combined UMB Scout Funds Prospectus and Statement of Additional Information, each dated October 31, 2002. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling 1-800-996-2862.


CHANGES TO PROSPECTUS
---------------------

The second paragraph of the subsection entitled, "Determining Your Share Price" on page 33 of the Prospectus is amended by adding the following text after the second sentence in such paragraph:

"Nasdaq National Market(R) and SmallCap(R) securities will be valued at the Nasdaq Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to Nasdaq's published procedures if it falls outside this range."

CHANGES TO STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------

The third paragraph of the section entitled "Purchase, Redemption and Pricing of Shares" on page 50 of the Statement of Additional Information is amended by adding the following text after the second sentence in such paragraph:

"Nasdaq National Market(R) and SmallCap(R) securities will be valued at the Nasdaq Official Closing Price ("NOCP"). The NOCP will be based on the last trade price if it falls within the concurrent best bid and asked prices and will be normalized pursuant to Nasdaq's published procedures if it falls outside this range."



SC-406-0603